UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

Jaguar Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36714	46-2956775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street
Suite 400
San Francisco, California	94104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 371-8300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on March 4, 2026, Jaguar Health, Inc. (the “Company” or “Jaguar”) paid a special one time dividend of one-tenth of one share of Series O Convertible Preferred Stock, par value $0.0001 per share (the “Series O Preferred Stock”) for each of the approximately 354,836 shares of voting common stock, par value $0.0001 per share, of the Company (the “Common Stock”) outstanding, plus each share issuable upon exercise of certain warrants to purchase, in aggregate, 68,593 shares of our Common Stock with dividend rights (the “Eligible Warrants”) outstanding, at the close of business on March 2, 2026 (the “Preferred Stock Dividend”), with the aforementioned numbers of shares of Common Stock adjusted retroactively to give effect to the 1-for-35 reverse stock split of the Company’s issued and outstanding shares of Common Stock that took effect on April 30, 2026.

On June 25, 2026, the Company completed the previously announced conversion (the “Conversion”) of the Company’s Series O Preferred Stock. Effective as of 12:00 p.m. Eastern Time on June 25, 2026, all of the then outstanding shares of Series O Preferred Stock and all shares of Series O Preferred Stock issuable upon exercise of the Eligible Warrants automatically converted into shares of Common Stock (the “Conversion Shares”) at a conversion ratio equal to 3.209 shares of Common Stock for each share of Series O Preferred Stock. Immediately upon completion of the Conversion, there were 4,857,211 shares of Common Stock issued and outstanding, and the holders of the Eligible Warrants are entitled to receive, upon exercise of the Eligible Warrants, up to 839,000 shares of Common Stock, which consist of 68,593 Warrant Shares (as defined in the Eligible Warrants) and 770,407 Conversion Shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

By:	/s/ Lisa A. Conte
Name:	Lisa A. Conte
Title:	President and Chief Executive Officer

Date: July 1, 2026